1Q20 Quarterly Supplement April 30, 2020

Safe Harbor Statement Safe Harbor Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance and related projections and statements regarding our ability to meet such projections in the anticipated timeframe, if at all; the ability to advance potential solutions to combat the novel strain of coronavirus (SARS-CoV-2) causing COVID-19 disease; statements regarding related future large-scale manufacturing dose capacity; the negotiation of a future long-term commercial supply agreement with Johnson & Johnson; the results of clinical trials; the pursuit of Emergency Use Authorization; tailwinds in our CDMO business; as well as our ability to sustain momentum in the current uncertain economic environment; and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company's outlook, financial performance or financial condition, financial and operation goals, strategic goals, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statements speak only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the impact of global economic conditions and public health crises and epidemics, such as the impact from the global pandemic that arose from the novel strain of coronavirus (SARS-CoV-2) causing COVID-19 disease that recently originated and quickly spread globally, on the markets, our operations, and employees as well as those of our customers and suppliers; availability of U.S. government funding for procurement for our products; our ability to perform under our contracts with the U.S. government, including the timing of and specifications relating to deliveries; the continued exercise of discretion by BARDA to procure additional doses of AV7909 (anthrax vaccine adsorbed with adjuvant) prior to approval by the FDA; our ability to secure licensure of AV7909 from the FDA within the anticipated timeframe, if at all; our ability to secure follow-on procurement contracts for our solutions to public health threats that are under procurement contracts that have expired or will be expiring; our ability and the ability of our collaborators to enforce patents related to NARCAN Nasal Spray against potential generic entrants; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations; our ability to comply with the operating and financial covenants required by our senior secured credit facilities; our ability to obtain and maintain regulatory approvals for our product candidates and the timing of any such approvals; the safety and effectiveness of the current COVID-19 product candidates we are working on; the procurement of products by U.S. government entities under regulatory exemptions prior to approval by the FDA and corresponding procurement by government entities outside of the United States under regulatory exemptions prior to approval by the corresponding regulatory authorities in the applicable country; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, and capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. Trademarks BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), Vivotif® (Typhoid Vaccine Live Oral Ty21a), Vaxchora® (Cholera Vaccine, Live, Oral), NARCAN® (naloxone HCI) Nasal Spray and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. 2 1Q20 QUARTERLY SUPPLEMENT

Overview & Current State of Robert G. Kramer the Company President and Chief Executive Officer

The universal response to COVID-19 4 1Q20 QUARTERLY SUPPLEMENT

COVID-19 Response: Syed T. Husain CDMO Senior Vice President, CDMO Business Unit Head

CDMO overview 3 5 9 Molecule-to-market Technology Development and service offerings platforms manufacturing sites 6 1Q20 QUARTERLY SUPPLEMENT

CDMO COVID-19 partnerships Novavax • Agreement provides clinical supply to support Phase 1 trial in May 2020 Vaxart • Agreement provides clinical supply to support Phase 1 trial in H2 2020 Johnson & Johnson • Agreement to be the manufacturer of drug substance, enables readiness and reservation of certain capacity to provide large-scale manufacturing in 2021 • Long-term commercial supply agreement in negotiation Novavax™ is a trademark of Novavax, Inc. All rights reserved. 7 1Q20 QUARTERLY SUPPLEMENT

COVID-19 Response: Laura Saward, Ph.D. Hyperimmunes Senior Vice President, Therapeutics Business Unit Head

Therapeutics experience 40+ 6 Years of experience FDA-licensed products Proven on hyperimmune on the hyperimmune manufacturing development and platforms (human technology & manufacturing & equine) infrastructure 9 1Q20 QUARTERLY SUPPLEMENT

Development of a hyperimmune treatment 10 1Q20 QUARTERLY SUPPLEMENT

COVID-19 antibodies help to fight the infection Three Potential Mechanisms of Action: 1. Antibodies can help block binding of virus and its ability to replicate 2. Antibodies can help immune cells kill the virus 3. Antibodies can help speed up clearance of virus from the body 11 1Q20 QUARTERLY SUPPLEMENT

Development of a hyperimmune treatment 12 1Q20 QUARTERLY SUPPLEMENT

Expedited development pathway

emergent biosolutions

cGMP Manufacturing
Lots produced as soon as plasma is collected

Clinical
Phase 2 study in patients

Pursue Emergency Use Authorization (EUA)
COVID-19 efficacy and safety data

- Safety
- Plasma Expertise
- Commercial Manufacturing
- Leverage Regulatory Foundation

13 1Q20 QUARTERLY SUPPLEMENT

Financial Richard S. Lindahl Outlook Executive Vice President, Chief Financial Officer and Treasurer

Financial outlook highlights Solid 1Q20 financial 2020 full year 1 performance 4 guidance reaffirmed Responsibly confident in ability Strong liquidity position to sustain momentum in current 2 5 uncertain environment Tailwinds in CDMO business 3 mitigating softness in Travel Health 15 1Q20 QUARTERLY SUPPLEMENT

Emergent delivers PEACE OF MIND in an uncertain world